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                                                                  EXHIBIT 23.03

             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

      We consent to the incorporation by reference in the Registration Statement on Form S-3 of insci-statements.com, corp. of our report dated May 22, 2000 relating to the consolidated financial statements of Lognet, Inc. for the year ended December 31, 1999. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


                                               /s/  Freeman & Davis LLP


New York, New York
August 28, 2000